Vanguard Developed Markets Index Fund

Summary Prospectus

February 27, 2014

Institutional Shares & Institutional Plus Shares

Vanguard Developed Markets Index Fund Institutional Shares (VIDMX)
Vanguard Developed Markets Index Fund Institutional Plus Shares (VDMPX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 27, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102
(if you are a client of Vanguard‘s Institutional Division) or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Fees	0.03%	0.02%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.07%	0.06%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$7	$23	$40	$90
Institutional Plus Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index, which includes approximately 1,340 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. As of October 31, 2013, the largest markets covered in the Index were Japan, the United Kingdom, France, Switzerland, and Germany (which made up approximately 21%, 20%, 9%, 8%, and 8%, respectively, of the Index’s market capitalization).

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calender year to another over the periods shown. Returns shown in the bar chart beginning in 2011 reflect the Institutional Shares’ performance, and returns prior to 2010 reflect the performance of the Fund’s Investor Shares. The return shown for 2010 is a blend of the performance of the Fund’s Investor Shares for the period prior to the inception date of the Institutional Shares—January 22, 2010—and the performance of the Institutional Shares thereafter. The table shows how the average annual total returns of the share classes presented compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The one-year returns shown in the table for the Institutional Shares reflect the Institutional Shares’ historical returns. All other Institutional Shares’ returns in the table are a blend of the historical performance of the Institutional Shares and the Fund’s Investor Shares (for periods prior to the inception date of the Institutional Shares). Effective April 17, 2013, the Fund began tracking the FTSE Developed ex North America Index as its target index. The Fund’s board of trustees believes that tracking the current index will result in considerable savings for the Fund’s shareholders over time. FTSE Developed ex North America Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Developed Markets Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.08% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Vanguard Developed Markets Index Fund Institutional Shares
Return Before Taxes	21.95%	12.11%	7.03%
Return After Taxes on Distributions	21.08	11.51	6.44
Return After Taxes on Distributions and Sale of Fund Shares	12.96	9.70	5.69
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Developed ex North America Index	21.69%	12.92%	7.41%
Spliced Developed Markets Index	22.67	12.42	6.90
MSCI EAFE Index	22.78	12.44	6.91
		Since
		Inception
		(Dec. 2,
	1 Year	2010)
Vanguard Developed Markets Index Fund Institutional Plus Shares
Return Before Taxes	22.02%	9.31%
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Developed ex North America Index	21.69%	9.29%
Spliced Developed Markets Index	22.67	9.31
MSCI EAFE Index	22.78	9.34

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Developed Markets Index Fund Institutional Shares—Fund Number 885 Vanguard Developed Markets Index Fund Institutional Plus Shares—Fund Number 1862

CFA® is a trademark owned by CFA Institute.

Vanguard Developed Markets Index Fund (the “Fund”) is not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Developed ex North America Index (the “Index”) (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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